CORE-MARK INTERNATIONAL, INC.

                                     $75,000,000

                         11-3/8% Senior Subordinated Notes due 2003

                                  PURCHASE AGREEMENT

                                                             September 24, 1996

CHASE SECURITIES INC.
270 Park Avenue
New York, New York  10017

DONALDSON, LUFKIN & JENRETTE
SECURITIES CORPORATION
277 Park Avenue
New York, NY 10072

Ladies and Gentlemen:

          Core-Mark International, Inc., a Delaware corporation (the "Company"), proposes to issue and sell $75,000,000 principal amount of its 11-3/8% Senior Subordinated Notes due 2003 (the "Securities"). The Securities are to be issued pursuant to an Indenture substantially in the form of Exhibit A hereto to be dated as of the Closing Date (as defined in Section 3 hereof) (the "Indenture"), between the Company and Bankers Trust Company, as trustee (the "Trustee"). The Company hereby confirms its agreement with Chase Securities Inc. ("CSI") and Donaldson, Lufkin & Jenrette Securities Corporation (together with CSI, the "Initial Purchasers") with respect to the sale by the Company of the Securities.


          The Securities will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on an exemption therefrom. The Company has prepared a preliminary offering memorandum dated September 5, 1996 (such preliminary offering memorandum being hereinafter referred to as the "preliminary offering memorandum"), and an offering memorandum dated
September 24, 1996 (such offering memorandum, in the form first furnished to the Initial Purchasers for use in connection with the offering of the Securities, being hereinafter referred to as the "Offering Memorandum"), setting forth information regarding the Company and the


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                                                                             2

Securities. The Company hereby confirms that it has authorized the use of the preliminary offering memorandum and the Offering Memorandum in connection with the offering and sale of the Securities.

          Holders (including subsequent transferees) of the Securities will have the registration rights set forth in the Exchange and Registration Rights Agreement (the "Registration Rights Agreement") to be dated as of the Closing Date, in substantially the form of Exhibit B hereto, for so long as any such Securities constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "Commission") (i) a registration statement under the Securities Act (the "Exchange Offer Registration Statement") registering an issue of a series of senior subordinated notes (the "Exchange Securities") identical in all material respects to the Securities (except that the Exchange Securities will not contain terms with respect to transfer restrictions) to be offered in exchange for the Securities (the "Exchange Offer") and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement").

          Capitalized terms used herein without definition have the respective meanings specified therefor in the Offering Memorandum.

          1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. The Company represents and warrants to and agrees with the Initial Purchasers as of the date hereof and as of the Closing Date that:

          (a) Each of the preliminary offering memorandum and the Offering Memorandum, as of its respective date, contains all the information that, if requested by a prospective purchaser, would be required to be provided pursuant to Rule 144A(d)(4) under the Securities Act. Each of the preliminary offering memorandum and the Offering Memorandum, as of its respective date, did not, and at the Closing Date, the Offering Memorandum and any amendment or supplement thereto will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not


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                                                                             3


     misleading. The preceding sentence does not apply to information contained in or omitted from the preliminary offering memorandum or the Offering Memorandum (or any supplement or amendment thereto) in reliance upon and in conformity with written information relating to either Initial Purchaser furnished to the Company by or on behalf of either Initial Purchaser specifically for use therein (the "Initial Purchasers' Information"). The parties acknowledge and agree that the Initial Purchasers' Information consists solely of the last paragraph of text on the cover page of the Offering Memorandum and the third, fourth and sixth paragraphs under the caption "Plan of Distribution" in the Offering Memorandum. The parties hereto acknowledge and agree that certain of the financial data set forth in Note 10 to the Consolidated Financial Statements in the preliminary offering memorandum are incorrect and will be corrected in the Offering Memorandum.

          (b) Each of the Company and the Subsidiaries (as defined below) has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, and has all power and authority necessary to own or hold its respective properties and to conduct the businesses in which it is engaged as described in the Offering Memorandum, except where the failure to so qualify or have such power or authority would not have, singly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and the Subsidiaries considered as a whole (a "Material Adverse Effect"). The term "Subsidiary" means each person of which a majority of the voting equity securities or other interests is owned, directly or indirectly, by the Company as of the Closing Date, such persons referred to collectively as the "Subsidiaries".

          (c) The Company has an authorized capitalization as set forth in the Offering Memorandum under the heading "Capitalization", and all the issued shares of capital stock of the Company have been duly and validly


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                                                                             4

     authorized and issued and are fully paid and non-assessable. The capital stock of the Company conforms to the description thereof contained in the Offering Memorandum. The outstanding shares of capital stock of each Subsidiary are validly authorized and issued and fully paid and nonassessable and are owned, directly or indirectly, by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party (except as disclosed in the Offering Memorandum).

          (d) This Agreement has been duly authorized and validly executed and delivered by the Company and is the valid and legally binding agreement of the Company. At the Closing Date the Indenture will conform in all respects to the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder; and the Indenture and the Registration Rights Agreement have been duly authorized by the Company and, when duly executed and delivered in accordance with their terms by each party thereto, will constitute valid and legally binding agreements of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

          (e) On the Closing Date, the Securities will have been duly authorized by the Company, and the Securities, the Indenture and the Registration Rights Agreement will have been duly executed by the Company and will conform in all material respects to the descriptions thereof contained in the Offering Memorandum. When the Securities are issued, authenticated and delivered in accordance with the Indenture and paid for in accordance with the terms of this Agreement, the Securities will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights


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                                                                             5

     and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

          (f) The execution, delivery and performance of the Indenture, the Securities, the Registration Rights Agreement and this Agreement by the Company, the consummation of the transactions contemplated hereby and thereby, and the fulfillment of the terms hereof or thereof, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of their respective properties or assets is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any Subsidiary or any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over the Company or any Subsidiary or any of their respective properties or assets, except for such conflicts, breaches, violations, defaults, liens, charges or encumbrances that would not, singly or in the aggregate, have a Material Adverse Effect; and no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required for the execution, delivery and performance of the Indenture, the Securities, the Registration Rights Agreement or this Agreement by the Company or any Subsidiary or the consummation of the transactions contemplated hereby and thereby which shall not have been obtained or made prior to the Closing Date (other than such consents, approvals, authorizations or orders of, or filings or registrations with, the Commission or any state securities regulatory authorities as may be required to be obtained or made pursuant to the Registration Rights Agreement).

          (g) KPMG Peat Marwick LLP ("Peat Marwick") are independent public accountants with respect to the


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                                                                             6

     Company as required by the Securities Act and the rules and regulations thereunder for financial statements included in a definitive prospectus forming part of a registration statement on Form S-1 under the Securities Act. The historical financial statements (including the related notes, if any) included in the preliminary offering memorandum and the Offering Memorandum have been prepared, and fairly present in all material respects, the financial position of the Company and the Subsidiaries on a consolidated basis at the respective dates indicated and the results of their operations and cash flows for the respective periods indicated, in accordance with generally accepted accounting principles consistently applied throughout such periods; and the financial information and financial data set forth in the Offering Memorandum under the captions "Summary -- Summary Consolidated Financial and Other Data", "Capitalization", "Selected Historical and Pro Forma Consolidated Financial and Other Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" are derived from the accounting records of the Company, and fairly present in all material respects the data purported to be shown. The pro forma financial information contained in the preliminary offering memorandum and the Offering Memorandum give effect to assumptions made on a reasonable basis and present fairly in all material respects the historical and proposed transactions contemplated by the preliminary offering memorandum, the Offering Memorandum and this Agreement. The other historical financial and statistical information and data included in the preliminary offering memorandum and the Offering Memorandum are, in all material respects, accurately presented. The parties hereto acknowledge and agree that certain of the financial data set forth in Note 10 to the Consolidated Financial Statements in the preliminary offering memorandum are incorrect and will be corrected in the Offering Memorandum.

          (h) There are no pending actions or suits or judicial, arbitral, rule-making or other administrative or other proceedings to which the Company or any Subsidiary is a party or of which any property or assets of the Company or any Subsidiary is the subject which, singly or in the aggregate, are reasonably likely to have a Material Adverse Effect; and to the best of the Company's knowledge, except as described in


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                                                                             7

     the Offering Memorandum, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (i) No action has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Securities or suspends the sale of the Securities in any jurisdiction; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued with respect to the Company or any Subsidiary which would prevent or suspend the issuance or sale of the Securities, or the use of the preliminary offering memorandum or the Offering Memorandum in any jurisdiction; no action, suit or proceeding is pending against or, to the best of the Company's knowledge, threatened against or affecting the Company or any Subsidiary before any court or arbitrator or any governmental body, agency or official, domestic or foreign, which could reasonably be expected to interfere with or adversely affect the issuance of the Securities or in any manner draw into question the validity of the Indenture, the Securities, the Registration Rights Agreement or this Agreement or any action taken or to be taken pursuant hereto or thereto; and every request of any securities authority or agency of any jurisdiction for additional information (to be included in the preliminary offering memorandum or the Offering Memorandum or otherwise) has been complied with.

          (j) Neither the Company nor any Subsidiary is (i) in violation of its charter or by-laws, (ii) in default in any material respect, nor has any event occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any Subsidiary is a party or by which it is bound or to which any of their respective property or assets is subject or (iii) in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which the Company or any Subsidiary or their respective property or assets may be subject, except any violation


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                                                                             8

     or default under clauses (ii) or (iii) that would not have a Material Adverse Effect.

          (k) The Company and the Subsidiaries possess all material licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate state, federal or foreign regulatory agencies or bodies which are necessary for the ownership of their respective properties or the conduct of their businesses as described in the Offering Memorandum, except where the failure to possess or make the same would not have, singly or in the aggregate, a Material Adverse Effect, and neither the Company nor any Subsidiary has received notification of any revocation or modification of any such license, authorization or permit and none of them has any reason to believe that any such license, certificate, authorization or permit will not be renewed, except where such revocation, modification or non-renewal would not have a Material Adverse Effect.

          (l) All material Tax Returns (as defined below) required to be filed by the Company and the Subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith (other than federal and state income tax returns for the year ended December 31, 1995, for which extensions have been timely filed), and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves under generally accepted accounting principles have been provided or those currently payable without penalty or interest. To the best of the Company's knowledge, all Tax Returns filed by the Company and the Subsidiaries prior to the date hereof were complete and accurate, except such as could not reasonably be expected to result, singly or in the aggregate, in a Material Adverse Effect. No material claim for assessment or collection of Taxes (as defined below) is presently being asserted or, to the knowledge of the tax director of the Company, threatened against the Company or any Subsidiary except such as could not reasonably be expected to result, singly or in the aggregate, in a Material Adverse Effect.
     Except for state tax liens in an aggregate amount not exceeding $100,000 no Liens are presently imposed upon or assert-


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                                                                             9

     ed against any of the assets as a result of or in connection with any failure, or alleged failure, to pay any Tax. Except as set forth in
     Schedule II hereto, as of the Closing Date, neither the Company nor any Subsidiary will have any agreement, whether or not written, providing for the payment of material income Tax liabilities or entitlements to refunds with any other party. To the best of the Company's knowledge, the Company and the Subsidiaries have withheld and paid all material Taxes required to be withheld in connection with any amounts paid or owing to any employee, creditor, independent contractor or other third party with respect to the business of the Company. The unpaid Taxes of the Company and the Subsidiaries do not materially exceed the reserve for Tax liability set forth on the most recent consolidated balance sheet of the Company as of and through the date thereof. For purposes of this Agreement, the terms "Tax" and "Taxes" shall mean all federal, state, local or foreign income, payroll, employee withholding, unemployment insurance, social security, sales use, service use, leasing use, excise, franchise, gross receipts, value added, alternative or add-on minimum, estimated, occupation, real and personal property, stamp, transfer, workers' compensation, severance, windfall profits, environmental (including taxes under Section 59A of the Internal Revenue Code of 1986, as amended (the "Code")), or other tax of the same or of a similar nature, including any interest, penalty, or addition thereto. The term "Tax Return" means any return, declaration, report, form, claim for refund, or information return or statement relat-ing to Taxes or income subject to taxation, or any amendment thereto, and including any schedule or attachment thereto.

          (m) Neither the Company nor any Subsidiaries is (i) an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations of the Commission thereunder or (ii) a "holding company" or a "subsidiary company" of a holding company, or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (n) The Company and the Subsidiaries maintain a system of internal accounting controls which the


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                                                                            10

     Company believes is sufficient to provide reasonable assurance that
     (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability;
     (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (o) The Company and the Subsidiaries have insurance covering their respective properties, operations, personnel and businesses, which insurance is in amounts and insures against such losses and risks reasonably adequate to protect their respective businesses.

          (p) There are no securities of the Company or any Subsidiary registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or listed on a national securities exchange or quoted in a U.S. automated inter-dealer quotation system. The Company has been advised that the Securities have been designated as PORTAL securities in accordance with the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

          (q) Neither the Company nor any Subsidiary owns any "margin securities" as that term is defined in Regulations G and U of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), and none of the proceeds of the sale of the Securities will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Securities to be considered a "purpose credit" within the meanings of Regulation G, T, U or X of the Federal Reserve Board.

          (r) Other than this Agreement or as disclosed in the Offering Memorandum under "Certain Transactions", neither the Company nor any Subsidiary is a party to


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     any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or any Subsidiary or the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the offering of the Securities.

          (s) The Company and the Subsidiaries own or possess adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their businesses, except for those the failure to own which could not reasonably be expected to have a Material Adverse Effect, and the Company has no reason to believe that the conduct of their businesses will conflict with any such rights of others which might reasonably be expected to have a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of any claim of conflict with any such rights of others.

          (t) The Company and the Subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property material to the business of the Company and the Subsidiaries, in each case free and clear of all liens, encumbrances, claims, defects and imperfections of title that may have a Material Adverse Effect, other than as permitted by the Senior Credit Facility.

          (u) No labor disturbance or dispute by the employees of the Company or any Subsidiary exists or, to the best of the Company's knowledge, is threatened, in either case which might reasonably be expected to have a Material Adverse Effect.

          (v) No non-exempt "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975 of the Code) or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section


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                                                                            12

     4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any "employee benefit plan" (as defined in ERISA Section 3(3)) other than a "multiemployer plan" (as defined in ERISA Section 3(37))
     (an "Employee Benefit Plan") which might reasonably be expected to have a Material Adverse Effect; each Employee Benefit Plan is in compliance in all material respects with applicable laws, including ERISA and the Code; the Company and the Subsidiaries have not incurred and do not expect to incur any material liability under Title IV of ERISA with respect to the termina-tion of, or withdrawal from, any "pension plan" (as defined in ERISA
     Section 3(2)); and each "pension plan" for which the Company or any Subsidiary would have any liability and that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which might reasonably be expected to cause the loss of such qualification.

          (w) There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or any Subsidiary (or, to the best of the Company's knowledge, any other entity for whose acts or omissions the Company or any Subsidiary is or may reasonably be expected to be liable) upon any of the property now or previously owned or leased by the Company or any Subsidiary, or upon any other property, (i) in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or (ii) which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except in the case of both clauses (i) and (ii) for any violation or liability which could not reasonably be expected to have, singly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; there has been no disposal, discharge,


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                                                                            13

     emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company or any Subsidiary has knowledge, except for any such disposal, discharge, emission or other release of any kind which could not reasonably be expected to have, singly or in the aggregate with all such discharges and other releases, a Material Adverse Effect.

          (x) None of the Company, any affiliate (as such term is defined in Rule 501(b) under the Securities Act) of the Company or any person acting on its or their behalf has engaged or will engage in any directed selling efforts (as that term is defined in Regulation S under the Securities Act), and all such persons have complied and will comply with the offering restrictions requirement of Regulation S to the extent applicable.

          (y) Neither the Company nor any affiliate (as such term is defined in Rule 501(b) under the Securities Act) of the Company has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Securities Act), which is or will be integrated with the sale of the Securities in a manner that would require the registration of the Securities under the Securities Act.

          (z) None of the Company or any affiliate (as such term is defined in Rule 501(b) under the Securities Act) of the Company or any other person acting on its or their behalf has engaged, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

          (aa) Assuming the accuracy of the Initial Purchasers representations in Section 2 hereof and their compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities and the offer, resale and delivery of the Securities in the manner contemplated by this Agreement and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

          (bb) The Company and the Subsidiaries on a consolidated basis immediately after the Closing Date (after giving effect to the issuance of the Securities and to the other transactions related thereto as described in the Offering Memorandum) will be Solvent. As used in this paragraph
     (bb), the term "SOLVENT"
     means, with respect to an entity on a particular date, that on such date
     (A) the present fair salable value of the assets of such entity is not less than the total amount required to pay the probable liabilities of such entity on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (B) such entity is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (C) assuming the sale of the Securities as contemplated by this Agreement and as described in the Offering Memorandum, such entity is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature, and (D) such entity is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such person is engaged. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          (cc) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

          (dd) The Company has not taken and will not take, directly or indirectly, any action prohibited by Rule 10b-6 under the Exchange Act in connection with the offering of the Securities.

          (ee) Except for the letter agreement dated as of January 1, 1990, between the Company and Corporate Decisions, Inc. and as described in the Offering Memorandum, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings to which the Company is a party or to which the Company has knowledge with respect to the sale or issuance of, any shares of capital stock of or other equity interest in the Company.

          (ff) Since the date as of which information is given in the Offering Memorandum, (A) there has been no material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or any Subsidiary, other than those in the ordinary course of business, which are material with respect to the Company and the Subsidiaries taken as a whole, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          2. Purchase by the Initial Purchasers. On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Company agrees to issue and sell to each of the Initial Purchasers severally and not jointly, and the Initial Purchasers, severally and not jointly, agree to purchase from the Company such respective principal amounts of Securities as are set forth opposite the name of such Initial Purchaser in Schedule I hereto at a purchase price equal to 97% of the principal amount thereof, plus accrued interest, if any, from September 27, 1996, to the Closing Date. If payment of the purchase price on the Closing Date is made in immediately available funds, the Initial Purchasers shall be entitled to deduct from such purchase price the costs, if any (calculated at the Federal Funds Effective Rate as in effect at 12:00 p.m. New York City Time, on the business day prior to the Closing Date), of obtaining such immediately available funds for delivery on the Closing Date.

          The Company shall not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

          The Initial Purchasers have advised the Company that it is their intention, as promptly as they deem appropriate after the Company shall have furnished the Initial Purchasers with copies of the Offering Memorandum, to resell the Securities pursuant to the procedures and upon the terms set forth in the Offering Memorandum, including not to solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities
Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act. The Initial Purchasers represent, warrant and agree with the Company that they have solicited and will solicit offers for Securities only from, and will offer Securities only to, persons that they reasonably believe to be, in the case of offers inside the United States, (i) "Qualified Institutional Buyers" ("QIBs"), as defined in Rule 144A under the Securities Act, or (ii) other Institutional Accredited Investors, within the meaning of Rule 501(a) under the Securities Act. Each Initial Purchaser, severally and not jointly, represents and warrants that (i) it has either QIBs or Institutional Accredited Investors, in either case with such knowledge and experience in financial and business matters as are necessary to evaluate the merits and risks of an investment in the Securities, and are acquiring their interest in the Securities not with a view to the distribution or resale thereof, except resales in compliance with the registration requirements or exemption provisions of the Securities Act, (ii) neither they, nor anyone acting on their behalf, will offer the Securities so as to bring the issuance and sale of the Securities within the provisions of Section 5 of the Securities Act,
(iii) they will be re-offering and reselling the Securities only to QIBs in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A and to a limited number of persons that they reason-ably believe to be Institutional Accredited Investors that execute and deliver a letter containing certain representations and agreements in the form attached as Annex A to the Offering Memorandum, and (iv) they have used no form of general solicitation or general advertising in connection with the offer and sale of the Securities. The Company acknowledges and agree that the Initial Purchasers may sell Securities to any affiliate of an Initial Purchaser and that any such affiliate may sell Securities purchased by it to the Initial Purchasers. The Initial Purchasers agree that, prior to or simultaneously with the confirmation of sale by the Initial Purchasers to any purchaser of any of the Securities purchased by the Initial Purchasers from the Company pursuant hereto, the Initial Purchasers shall furnish to that purchaser a copy of the Offering Memorandum (and any amendment thereof or supplement thereto that the Company shall have furnished to the Initial Purchasers prior to the date of such confirmation of sale). In addition to the foregoing, the Initial Purchasers agree and understand that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections
5(c) and (d) hereof, counsel to the Company and to the Initial Purchasers, respectively, may rely upon the accuracy and truth of the foregoing represent-ations, warranties and covenants in this Section 2 and the Initial Purchasers hereby consent to such reliance.

          3. Delivery of and Payment for the Securities. Delivery of and payment for the Securities shall be made at the office of Cravath, Swaine & Moore ("CS&M"), New York, New York, or at such other place as shall be agreed upon by the Initial Purchasers and the Company, at 9:00 a.m., New York City time, on September 27, 1996, or at such other date or time, not later than seven full business days thereafter, as shall be agreed upon by the Initial Purchasers and the Company (such date and time being referred to herein as the "Closing Date"). On the Closing Date, the Company shall deliver or cause to be delivered to CSI for the account of each Initial Purchaser certificates for the Securities against payment to or upon the order of the Company of the purchase price by wire or book-entry transfer of immediately available funds. Upon delivery, the Securities shall be in definitive fully registered form, in such denominations and registered in such names, or otherwise, as CSI on behalf of the Initial Purchasers shall have requested in writing not less than two full business days prior to the Closing Date. The Company shall make one or more certificates for the Securities available for inspection by CSI on behalf of the Initial Purchasers in New York, New York, not later than one full business day prior to the Closing Date.

          4. Further Agreements of the Company. The Company agrees with the Initial Purchasers:

          (a) to advise the Initial Purchasers promptly and, if requested, confirm such advice in writing, of the happening of any event which makes any statement of a material fact made in the Offering Memorandum untrue or which requires the making of any additions to or changes in the Offering Memorandum (as amended or supplemented from time to time) in order to make the statements therein, in light of the circumstances under which they were made, not misleading and not to effect such amendment or supplementation without the consent of the Initial Purchasers, which consent shall not be unreasonably withheld; to advise the Initial Purchasers promptly of any order preventing or suspending the use of the preliminary offering memorandum or the Offering

Memorandum, of any suspension of the qualification of the Securities for offer-ing or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose; and to use best efforts to prevent the issuance of any such order preventing or suspending the use of the preliminary offering memorandum or the Offering Memorandum or suspending any such qualification and, if any such suspension is issued, to obtain the lifting thereof at the earliest possible time;

          (b) to furnish promptly to the Initial Purchasers and counsel for the Initial Purchasers, without charge, as many copies of the preliminary offering memorandum and the Offering Memorandum (and of any amendments or supplements thereto) as may be reasonably requested; to furnish to the Initial Purchasers on the date hereof two copies of the independent accountants' report included in the Offering Memorandum signed by the accountants rendering such report; and the Company hereby consents to the use of the preliminary offering memorandum and the Offering Memorandum, and any amendments and supplements thereto, in connection with resales of the Securities;

          (c) if the delivery of the Offering Memorandum is required at any time in connection with the sale of the Securities and if at such time any events shall have occurred as a result of which the Offering Memorandum as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when the Offering Memorandum is delivered, not misleading, or if for any other reason it shall be necessary at such time to amend or supplement the Offering Memorandum in order to comply with any law, to notify the Initial Purchasers immediately thereof, and to promptly prepare and furnish to the Initial Purchasers an amended Offering Memorandum or a supplement to the Offering Memorandum which will correct such statement or omission or effect such compliance. The Initial Purchasers' delivery of any such amendment or supplement shall not constitute a waiver of any of the conditions set forth in Section 5 hereof;

          (d) during the five year period following the Closing Date, to furnish to the Initial Purchasers all public reports and all reports, documents, information and financial statements furnished by the Company to the Commission pursuant to the Indenture or the Exchange Act or any rule or regulation of the Commission thereunder;

          (e) for so long as it is required to do so under the Indenture, upon request of any holder of the Securities, to furnish to such holder, and to any prospective purchaser or purchasers of the Securities designated by such holder, information satisfying the requirements of subsection (d)(4) of Rule 144A under the Securities Act. This covenant is intended to be for the benefit of the holders from time to time of the Securities, and prospective purchasers of the Securities designated by such holders;

          (f) to use the proceeds from the sale of the Securities in the manner described in the Offering Memorandum under the caption "Use of Proceeds";

          (g) to assist the Initial Purchasers, at their reasonable request, in arranging to cause the Securities to be designated as PORTAL securities in accordance with the rules and regulations of the NASD;

          (h) in connection with the offering of the Securities, to make its officers, employees, independent accountants and legal counsel reasonably available upon request by the Initial Purchasers;

          (i) to do and perform all things required to be done and performed under this Agreement by it that are within its control prior to or after the Closing Date and to use its best efforts to satisfy all conditions precedent on its part to the delivery of the Securities;

          (j) except following the effectiveness of the Exchange Offer or Shelf Registration Statement, as the case may be, to not, to use its best efforts to ensure that no affiliate (as such term is defined in Rule 501(b) under the Securities Act) of the Company will, and to not authorize or knowingly permit any person acting on its or their behalf to, solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising (as such terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act;

          (k) to not, and to use its best efforts to ensure that no affiliate (as such term is defined in Rule 501(b) under the Securities Act) of the Company will, offer, sell or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Securities Act) which could be integrated with the sale of the Securities in a manner that would require the registration of the Securities under the Securities Act;

          (l) to not, so long as the Securities are outstanding, be or become, or be or become owned by, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, and to not be or become, or be or become owned by, a closed-end investment company required to be registered, but not registered thereunder;

          (m) to cause each Security to bear the legend set forth in the form of Security attached as Exhibit A to the Indenture until such legend shall no longer be necessary or advisable because the Securities are no longer subject to the restrictions on transfer described therein;

          (n) promptly to take from time to time such action as the Initial Purchasers may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Initial Purchasers may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; provided, however, that in connection therewith neither the Company nor any Subsidiary shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not so qualified or so subject. The Company will promptly advise the Initial Purchasers of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

          (o) to comply with the Registration Rights Agreement and all agreements set forth in the representation letters of the Company to The Depository Trust Company relating to the approval of the Securities for "book-entry" transfer;

          (p) other than borrowings under the Senior Credit Facility, for a period of 180 days from the date of the Offering Memorandum, to not offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any debt securities issued or guaranteed by the Company (other than the Securities or the Exchange Securities) without the prior written consent of the Initial Purchasers, which consent shall not be unreasonably withheld. The Company will not offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offer and sale of the Securities as contemplated by this Agreement and the Offering Memorandum;

          (q) in connection with the offering, until the completion of the resale of the Securities, neither the Company nor any of its affiliated purchasers (as defined in Rule 10b-6 under the Exchange Act), either alone or with one or more other persons, will bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Securities, or attempt to induce any person to purchase any Securities; and neither it nor any of its affiliated purchasers will make bids or purchases for the purpose of creating actual, or apparent, active trading in the Securities or of raising the price of the Securities;

          (r) during the period from the Closing Date until three years after the Closing Date, without the prior written consent of the Initial Purchasers, to not, and not permit any of its affiliates (as defined in

     Rule 144 under the Securities Act) to, resell any of the Securities that have been reacquired by them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act;

          (s) prior to the Closing Date, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Initial Purchasers is notified), without the prior written consent of the Initial Purchasers, unless in the judgment of the Company and its counsel, and after notification to the Initial Purchasers, such press release or communication is required by law;

          (t) to not take any action prior to the execution and delivery of the Indenture which, if taken after such execution and delivery, would have violated any of the covenants contained in the Indenture; and

          (u) to not take any action prior to the Closing Date which in the Company's reasonable judgment would require the Offering Memorandum to be amended or supplemented pursuant to Section 4(c) hereof.

          (v) Notwithstanding any provision of Sections 4(a) or (c) to the contrary, the Company's obligations under Sections 4(a) and (c) shall terminate on the earliest to occur of (i) 180 days after the Closing Date,
     (ii) the Exchange Date, (iii) the effective date of a Shelf Registration Statement pursuant to the Registration Rights Agreement and (iv) the date upon which the Initial Purchasers and their affiliates cease to hold Securities acquired as part of the initial distribution, the occurrence of which the Initial Purchaser shall promptly notify the Company.

          5. CONDITIONS OF INITIAL PURCHASERS' OBLIGATIONS. The respective obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Company contained herein, to the accuracy of the statements of officers of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

          (a) The Offering Memorandum shall have been printed and copies distributed to the Initial Purchasers as promptly as practicable on or following the date of this Agreement or at such other date and time as to which the Initial Purchasers may agree; and no stop order suspending the sale of the Securities in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

          (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of the Securities, the Indenture, the Registration Rights Agreement, this Agreement and the Offering Memorandum, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all material respects to the Initial Purchasers, and the Company shall have furnished to the Initial Purchasers all documents and information that they or their counsel may reasonably request to enable them to pass upon such matters.

          (c) Paul, Weiss, Rifkind Wharton & Garrison shall have furnished to the Initial Purchasers their written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect that:

               (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has all corporate power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged;

              (ii) based solely on certificates of appropriate government officers of each jurisdiction listed in Schedule III, the Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction listed in Schedule III hereto. In rendering the opinion set forth in this paragraph (ii), such counsel may rely on a certificate of an officer of the Company which is attached hereto as Appendix A, as to the jurisdictions in which the Company's ownership or lease of property or the conduct of business requires such qualification;

             (iii) the outstanding shares of common stock and preferred stock of the Company has been duly and validly authorized and issued and are fully paid and nonassessable; and the certificates for the Securities are in valid and sufficient form;

              (iv) the Company has the requisite corporate power and authority to execute and deliver the Indenture, the Securities, the Registration Rights Agreement and this Agreement and to perform its obligations hereunder and thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of the Indenture, the Securities, the Registration Rights Agreement and this Agreement and the consummation of the transactions contemplated hereby and thereby have been duly and validly taken;

               (v) each of this Agreement and the Registration Rights Agreement has been duly authorized, executed and delivered by the Company;

              (vi) the Indenture has been duly authorized, executed and delivered by the Company and the Securities have been duly authorized and executed by the Company;

             (vii) the Company's authorized capitalization is as set forth in the Offering Memorandum under the heading "Capitalization"; the capital stock of the Company conforms to the description thereof contained in the Offering Memorandum;

            (viii) the descriptions in the Offering Memorandum of statutes, legal and governmental proceedings and contracts and other documents are accurate in all material respects and fairly present the information that would be required to be shown if the Offering Memorandum were a prospectus included in a registration statement on

          Form S-1 under the Securities Act; the statements in the Offering Memorandum under the caption "Business--Legal Proceedings" to the extent that they constitute matters of law or regulation or legal conclusions, have been reviewed by them and fairly summarize the matters described therein in all material respects; and such counsel does not have actual knowledge of any current or pending legal or governmental actions, suits or proceedings which would be required to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 which are not described as required;

              (ix) as of its date and on the Closing Date, the Offering Memorandum (except for financial statements, the notes thereto and related schedules and other financial data included in the Offering Memorandum, as to which no opinion need be expressed) complies as to form in all material respects with that which would be required by the Securities Act and the rules and regulations of the Commission thereunder applicable to a definitive prospectus forming part of a registration statement on Form S-1 under the Securities Act;

               (x) the Indenture conforms as to form in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder;

              (xi) no authorization, approval, consent or order of, or filing or registration with, any Delaware (pursuant to the Delaware General Corporation Act), New York or Federal governmental body or agency or, to such counsel's best knowledge, any New York or Federal court that has jurisdiction over the Company or any of its assets or properties is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required under state securities or Blue Sky laws or regulations and except, with respect to the Exchange Offer and Exchange Securities, filings or registration under the Securities Act or the

          Exchange Act or the rules and regulation promulgated thereunder or the by-laws of the NASD and except where the failure to obtain such authorization, approval, consent or order would not reasonably be expected to have a material adverse effect on the ability of the Company to consummate the offering of the Securities and the other transactions contemplated hereby;

             (xii) neither the Company nor any Subsidiary is (A) an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act and the rules and regulations of the Commission thereunder, without taking account of any exemption under the Investment Company Act arising out of the number of holders of the Company's securities, or (B) a "holding company" or a "subsidiary company" of a holding company, or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended;

            (xiii) each of this Agreement and the Registration Rights Agreement constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms (assuming the due execution and delivery thereof by the other parties thereto) subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except to the extent that indemnification or contribution provisions may be unenforceable;

             (xiv) the Indenture constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms (assuming due execution and delivery by the Trustee), subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws (now or hereafter in effect relating to or affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity); the Securities are in the form contemplated by the Indenture and, upon the due authentication and delivery thereof by the Trustee pursuant to the Indenture, will be duly and validly issued and outstanding and will constitute valid and legally binding obliga-tions of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity); and the Indenture, the Securities and the Registration Rights Agreement conform in all material respects to the descriptions thereof contained in the Offering Memorandum;

              (xv) the execution, delivery and performance by the Company of the Indenture, the Securities, the Registration Rights Agreement and this Agreement, the consummation of the transactions contemplated hereby and thereby, and the fulfillment of the terms hereof and thereof, do not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument identified to such counsel in a certificate of the Company or any of its Subsidiaries as being a material instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, except for any breach, violation, default, lien, charge or encumbrances which would not have a material adverse effect on the transactions contemplated hereby nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute, or, to the best of our knowledge, any judgment, order, decree, rule or regulation of any federal or New York State court or governmental agency or body or arbitrator having jurisdiction over the Company or any Subsidiary or any of their respective properties or assets except for any violation which would not have a material adverse effect on the transactions contemplated hereby; and no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body is required under any such statute, judgment, order, decree, rule or regulation for the execution, delivery and performance of the Indenture, the Securities or the Registration Rights Agreement by the Company or the consumma-tion of the transactions contemplated hereby and thereby except, with respect to the Exchange Offer and Exchange Securities, filings or registration under the Securities Act or the Exchange Act or the rules and regulations of the Commission promulgated thereunder or the by-laws of the NASD and except any filings, consents, approvals, authorizations, orders or registrations the failure to so obtain or make would not have a material adverse effect on the ability of the Company to consummate the offering of the Securities and the other transactions contemplated hereby; provided, however, that the fore-going may exclude state securities laws or Blue Sky laws and any such consents, approvals, authorizations, or order of, or filings or registrations with, the Commission and any state securities regulatory authorities as may be required to be obtained or made pursuant to the Registration Rights Agreement;

             (xvi) neither the consummation of the transactions contemplated by this Agreement nor the sale, issuance, execution or delivery of the Securities will violate Regulation G, T, U or X of the Federal Reserve Board;

            (xvii) except as disclosed in the Offering Memorandum, to the best knowledge of counsel, there is no pending or threatened action or suit or judicial, arbitral, rule-making or other administrative or other proceeding to which the Company or any Subsidiary is a party or of which any of their respective property or assets is the subject that, singly or in the aggregate, (A) questions the validity of this Agreement, the Registration Rights Agreement or the Indenture or any action taken or to be taken pursuant hereto or thereto, or (B) if determined adversely to the Company or any Subsidiary is reasonably likely to have a Material Adverse Effect; and

               (xviii) assuming the accuracy of the representations, warranties and agreements of the Company and each of the Subsidiaries contained in paragraphs (x), (y) and (z) of Section 1 of this Agreement and of the Initial Purchasers in Section 2 of this Agreement, the issuance and sale of the Securities and the offer, resale and delivery of the Securities in the manner contemplated in the Offering Memorandum and this Agreement, are exempt from the registration requirements of the Securities Act and it is not necessary to qualify the Indenture under the Trust Indenture Act.

          Such counsel shall state that they have participated in conferences with representatives of the Company, representatives of the independent auditors of the Company and representatives of the Initial Purchasers at which conferences the contents of the Offering Memorandum any amendment thereof and supplement thereto and related matters were discussed, and, although such counsel assume no responsibility for the accuracy or completeness or fairness of the Offering Memorandum, any amendment thereof or supplement thereto (except as expressly provided above), nothing has come to the attention of such counsel to cause such counsel to believe that the Offering Memorandum or any amendment thereof or supplement thereto (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no belief) as of its date or such Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          In rendering such opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates or written statements of responsible officers of the Company and public officials which are furnished to the Initial Purchasers. Such counsel need not, and may state in such opinion that it does not, express any opinion with regard to the laws of any jurisdiction other than the federal laws of the United States, the laws of the State of New York and the Delaware General Corporation Law.

          (d) The Initial Purchasers shall have received from Cravath, Swaine & Moore ("CS&M"), counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to such matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents as they request for enabling them to pass upon such matters.

          (e) The Company shall have furnished to the Initial Purchasers a letter of Peat Marwick, dated the date hereof, with respect to the Company's fiscal years ended December 31, 1993, 1994 and 1995, and the six month periods ended June 30, 1995 and 1996 in form and substance satisfactory to the Initial Purchasers, to the effect that:

               (i) they are independent certified public accountants with respect to the Company within the meaning of the applicable rules and regulations thereunder and Rule 101 of the American Institute of Certified Public Accountants' Code of Professional Conduct and its interpretations and rulings;

               (ii) based upon a reading of the latest unaudited financial statements made available by the Company, the procedures of the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, reading of minutes and inquiries of certain officials of the Company who have responsibility for financial and accounting matters and certain other limited procedures requested by the Initial Purchasers and described in detail in such letter, nothing has come to their attention that causes them to believe that (A) any unaudited financial statements included or incorporated in the Offering Memorandum do not comply in form in all material respects with applicable accounting requirements or (B) any material modifications should be made to the unaudited financial statements included in the Offering Memorandum for them to be in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Offering Memorandum;

               (iii) based upon the procedures detailed in such letter with respect to the period subsequent to June 30, 1996, including reading of minutes and inquiries of certain officials of the Company who have responsibility for financial and accounting matters, nothing has come to their attention that causes them to believe that (1) at July 31, 1996, there was any change in capital stock, increase in accumulated deficit, increase in long-term debt or decrease in net current assets as compared with the amounts shown in the December 31, 1995 audited balance sheet included in the Offering Memorandum or for the month of July 1996, there were any decreases on a first-in-first-out basis, as compared with the corresponding period in the preceding year, in consolidated net sales, earnings before acquisition expenses, interest and taxes, and net income, (2) at a specified date not more than five business days prior to the date of the letter, there was any change in capital stock, increase in accumulated deficit or increase in long-term debt as compared with the amounts shown in the December 31, 1995 audited balance sheet included in the Offering Memorandum or (3) for the period from July 1, 1996 to a specified date not more than five business days prior to the date of the letter, there was any decrease, as compared with the corresponding period in the preceding year, in net sales, except in all instances for changes, increases or decreases that the Offering Memorandum discloses have occurred or which are set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Initial Purchasers;
          and

               (iv) they have performed certain other specified procedures as a result of which they respectively determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Offering Memorandum agrees with the accounting records of the Company, excluding any questions of legal interpretation.


          (f) The Company shall have furnished to the Initial Purchasers a letter (the "bring-down letter") of Peat Marwick, addressed to the Initial Purchasers and dated the Closing Date confirming, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than two days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter delivered to the Initial Purchasers concurrently with the execution of this Agreement and described in paragraph (e).

          (g) The Company shall have furnished to the Initial Purchasers a certificate, dated the Closing Date, signed by its Chairman and Chief Executive Officer and its chief financial officer stating that (A) such officers have carefully examined the Offering Memorandum, (B) to such person's knowledge, as of its date, the Offering Memorandum did not include any untrue statement of a material fact and did not, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and since its date, no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum so that the Offering Memorandum as of the Closing Date would not include any untrue statement of a material fact or would not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (C) to such person's knowledge as of the Closing Date, the representations and warranties of the Company in this Agreement are true and correct in all material respects, the Company has complied with all agreements and satisfied all conditions on its part to be perform-ed or satisfied hereunder at or prior to the Closing Date, and subsequent to the date of the most recent financial statements in the Offering Memorandum, there has been no event or development that can reasonably be expected to result in a Material Adverse Effect, except as set forth in the Offering Memorandum.

          (h) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto), there shall not have been any event or development that can reasonably be expected to result in a Material Adverse Effect or any change specified in the letters referred to in paragraphs (e) or (f) of this Section, the effect of which, in any such case described above, is, in the reasonable judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or delivery of the Securities on the terms and in the manner contemplated in the Offering Memorandum (exclusive of any amendment or supplement).

          (i) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction, restraining order or order of any other nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities.

          (j) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Securities or any of the Company's other debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the rules and regulations of the Commission under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), its rating of the Securities or any of the Company's other debt securities or preferred stock.

          (k) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or limited, or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, or trading in securities of the Company on any exchange or in the over-the-counter market shall have been suspended or (ii) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (iii) an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war or such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Initial Purchasers, impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Offering Memorandum.

          (l) The Company and the Initial Purchasers shall have executed and delivered the Registration Rights Agreement.

          (m) The Securities shall have been approved by the NASD for trading in the PORTAL market.

          (n) The Indenture shall have been duly executed and delivered by the Company and the Trustee and the Securities shall have been duly executed and delivered by the Company and duly authenticated by the Trustee.

          (o) If any event shall have occurred that requires the Company under
     Section 4(c) hereof to prepare an amendment or supplement to the Offering Memorandum, such amendment or supplement shall have been prepared, the Initial Purchasers shall have been given a reasonable opportunity to comment thereon, and copies thereof delivered to the Initial Purchasers.

          (p) There shall not have occurred any invalidation of Rule 144A under the Securities Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Securities Act or the Exchange Act by the Commission or any amendment or proposed amendment thereof by the Commission which in the judgment of the Initial Purchasers would materially impair the ability of the Initial Purchasers to purchase, hold or effect resales of the Securities as contemplated hereby.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to CS&M.

          6. TERMINATION. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers, in their absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Section 5(h), 5(i), 5(j) or 5(k) shall have occurred.

          7. DEFAULTING INITIAL PURCHASERS. (a) If, on the Closing Date, any Initial Purchaser defaults in the performance of its obligations under this Agreement, the non-defaulting Initial Purchaser may make arrangements for the purchase of such Securities by other persons satisfactory to the Company but if no such arrangements are made within 36 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchaser or the Company except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 12 except that the provisions of Sections 9 and 10 shall not terminate and shall remain in effect. As used in this Agreement, the term "Initial Purchaser" includes, for all purposes of this Agreement unless the context otherwise requires, any party not listed in Schedule I hereto who, pursuant to this Section 7, purchases Securities which a defaulting Initial Purchaser agreed but failed to purchase.

          (b) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company or the non-defaulting Initial Purchaser for damages caused by its default. If other persons are obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchaser or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement, and the Company agrees to promptly make any amendment or supplement to the Offering Memorandum that effects any such changes.

          8. REIMBURSEMENT OF INITIAL PURCHASERS' EXPENSES. If this Agreement is terminated pursuant to Section 6 or if for any reason permitted under this Agreement the purchase of the Securities by the Initial Purchasers is not consummated, the Company shall remain responsible (except to a defaulting Initial Purchaser) for the expenses to be paid or reimbursed by it pursuant to
Section 12 and the respective obligations of the Company and the Initial Purchasers pursuant to Sections 9 and 10 shall remain in effect. In addition, if the purchase of the Securities by the Initial Purchasers is not consummated because any condition to the obligations of the Initial Purchasers set forth in
Section 5 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Initial Purchasers, the Company will reimburse the Initial Purchasers upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with this Agreement and the proposed purchase and sale of the Securities.

          9. INDEMNIFICATION. (a) The Company shall indemnify and hold harmless the Initial Purchasers, their affiliates, and their respective officers, directors, employees, representatives and agents, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act or the Exchange Act (collectively referred to for the purposes of this Section 9 and Section 10 as the Initial Purchasers), to the fullest extent lawful, against any loss, claim, damage, expense or liability, joint or several, or any action in respect thereof, to which an Initial Purchaser may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the preliminary offering memorandum or the Offering Memorandum or in any amendment or supplement thereto or any information provided by the Company pursuant to Section 4(e) or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Initial Purchaser for any legal or other expenses reasonably incurred by that Initial Purchaser in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability, expense or action promptly following receipt of detailed statements itemizing such expenses; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission from any of such documents in reliance upon and in conformity with the Initial Purchasers' Information; provided further that with respect to any such untrue statement or omission made in the preliminary offering memorandum, the indemnity agreement contained in this Section 9(a) shall not enure to the benefit of the Initial Purchaser from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned if, to the extent that such sale was an initial resale by the Initial Purchaser and any such loss, claim, damage or liability of the Initial Purchaser is a result of the fact that both (A) a copy of the Offering Memorandum was not sent or given to such person at or prior to the written confirmation of the sale of such Securities to such person, (B) the untrue statement or omission in the preliminary offering memorandum was corrected in the Offering Memorandum unless, in either case, such failure to deliver the Offering Memorandum was a result of noncompliance by the Company with Section 4(c).

          (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company, its affiliates, and their respective officers, directors, employees, representatives and agents, and each person, if any, who controls the Company within the meaning of the

Securities Act or the Exchange Act (collectively referred to for the purposes of this Section 9 and Section 10 as the Company), to the same extent as the foregoing indemnity from the Company to each Initial Purchaser, against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, expense, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the preliminary offering memorandum or the Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the Initial Purchasers' Information, and shall reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability, expense or action promptly following receipt of detailed statements itemizing such expenses.

          (c) Promptly after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 9(a) or 9(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that an indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or
(4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties.
Each indemnified party, as a condition of the indemnity agreements contained in Sections 9(a) and 9(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          The obligations of the Company and the Initial Purchasers in this
Section 9 and in Section 10 are in addition to any other liability that the Company or the Initial Purchasers, as the case may be, may otherwise have, including in respect of any breaches of representations, warranties and agreements made herein by any such party.

          10. CONTRIBUTION. If the indemnification provided for in Section 9 is unavailable or insufficient to hold harmless an indemnified party under
Section 9(a) or (b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchasers on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by or on behalf of the Company bear to the total discounts received by the Initial Purchasers with respect to the Securities purchased under this Agreement, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or to the Initial Purchasers' Information on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this
Section 10 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for purposes of this Section 10, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased from the Company by it were offered to investors less the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          11. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchasers, the Company and their respective affiliates and successors and the controlling persons and officers and directors referred to in Sections 9 and 10 and their heirs and legal representatives and other than holders and prospective purchasers of the Securities as provided in
Section 4(e), any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          12. EXPENSES. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and distribution of any preliminary offering memorandum, the Offering Memorandum and any amendments and supplements thereto; (c) the costs of reproducing and distributing this Agreement, the Registration Rights Agreement and the Indenture; (d) the preparation, issuance and delivery of the certificates for the Securities to the Initial Purchasers; (e) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in

Section 4(n) and of preparing, printing and distributing Blue Sky Memoranda (including related fees and expenses of CS&M); (f) any fees charged by securities rating services for rating the Securities; (g) all fees and expenses of the Trustee; (h) all costs incident to and fees and expenses of the inclusion of the Securities on the PORTAL system and the approval of the Securities for book-entry transfer by The Depository Trust Company; and (i) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided, however, that, except as otherwise provided in this
Section 12 and in Section 8 the Initial Purchasers shall pay their own costs and expenses (including, without limitation, the costs of travel and lodging), including the costs and expenses of their counsel, 50% of the costs of charter-ing aircraft in connection with the roadshow, any transfer taxes on the Securities that they may sell and the expenses of advertising any offering of the Securities made by the Initial Purchasers.

          13. SURVIVAL. The respective indemnities, rights of contribution, representations, warranties and agreements made by or on behalf of the Company and the Initial Purchasers and any of their respective affiliates, representatives, officers, directors or controlling persons contained in this Agreement or in any certificate delivered pursuant to this Agreement, shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

          14. NOTICES, ETC. All statements, requests, notices and agreements hereunder shall be in writing, and:

          (a) if to the Initial Purchasers, shall be delivered or sent by mail, telex or facsimile transmission to Chase Securities Inc., 270 Park Avenue, New York, New York 10017, Attention: Stephen J. Eichenberger;

          (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Memorandum, Attention: Leo F. Korman.

PROVIDED, HOWEVER, that any notice to the Initial Purchasers pursuant to
Section 9(c) shall be delivered or sent by mail, telex or facsimile transmission to the Initial Purchasers at their addresses set forth on the signature page hereof.

          Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

          15. BUSINESS DAY. For purposes of this Agreement, "business day" means any day on which the New York Stock Exchange, Inc. is open for trading.

          16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

          17. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

          18. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          If the foregoing is in accordance with your understanding of the agreement between the Company and the Initial Purchasers, kindly indicate your acceptance in the space provided for that purpose below.

                                       Very truly yours,


                                       CORE-MARK INTERNATIONAL, INC.,

                                       by
                                          -------------------------------------
                                          Name:
                                          Title:

Accepted:

CHASE SECURITIES INC.,


  By
    ---------------------------------
    Name:
    Title:


DONALDSON, LUFKIN & JENRETTE
SECURITIES CORPORATION,


  By
    ----------------------------------
    Name:
    Title:


Address for Notices:

CHASE SECURITIES INC.
One Chase Plaza, 25th Floor
New York, New York 10081
Attention:  Legal Department

DONALDSON, LUFKIN & JENRETTE
SECURITIES CORPORATION
277 Park Avenue
New York, NY 10072

                                 Schedule I



                                             Principal
                                             Amount of Senior
Initial Purchaser                            Subordinated Notes
-----------------                            ------------------

Chase Securities Inc.                        $45,000,000

Donaldson, Lufkin &                          $30,000,000
  Jenrette Securities
  Corporation
                                             ------------
  TOTAL                                      $75,000,000

                                  Schedule III


Arizona
Alaska
Arkansas
California
Colorado
Idaho
Indiana
Kansas
Missouri
Montana
Nebraska
Nevada
New Mexico
Oregon
Texas
Utah
Washington
Wisconsin
Wyoming

British Columbia
Alberta
Saskatchewan
Manitoba
Ontario
Yukon Territory
Northwest Territory

                                      Appendix A

                            CORE-MARK INTERNATIONAL, INC.


          I, [      ], the [     ] of CORE-MARK INTERNATIONAL, INC., a Delaware
corporation (the "Company"), do hereby certify in such capacity and on behalf of the Company that on and as of the date of this certificate the following is a true and complete list of jurisdictions in which the Company's ownership or lease of property or the conduct of business requires the Company to be duly qualified to do business and to be in good standing in such jurisdictions:

Arizona
Alaska
Arkansas
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